Exhibit 10.3

BBCN BANCORP, INC.
2007 EQUITY INCENTIVE PLAN

NOTICE OF RESTRICTED STOCK GRANT AND AGREEMENT

Name:	Award Number:
Employee ID:	Plan Name: 2007 Equity Incentive Plan
Address:

Effective ___________, 20_, (“Grant Date”), you have been granted a restricted stock award for shares of BBCN Bancorp, Inc. common stock pursuant to the BBCN Bancorp, Inc. 2007 Equity Incentive Plan, as amended and restated effective as of December 1, 2011 (the “Plan”).  All capitalized terms that are used in this Agreement that are not defined herein have the meanings defined in the Plan. In the event of a conflict between the terms of the Plan and the terms of this Agreement, the terms of the Plan shall prevail.  A copy of the Plan and the Prospectus is attached to this Notice and Agreement.  The terms and conditions of the Plan are incorporated herein by this reference.

Subject to the terms and conditions of the Plan, the  shares of stock under this Award  shall vest over a period of  ___ (  ) years from the Grant Date as follows:

____% vesting on ____ anniversary of Grant Date

____% vesting on ____ anniversary of Grant Date

____% vesting on ____ anniversary of Grant Date

if you are continuously employed through such anniversaries.

By accepting this grant of restricted stock, you represent that you: (i) agree to the terms and conditions of this Notice and Agreement and the Plan; (ii) have reviewed the Plan and the Notice and Agreement in their entirety, and have had an opportunity to obtain the advice of legal counsel and/or your tax advisor with respect thereto; (iii) fully understand and accept all provisions hereof; (iv) agree to accept as binding, conclusive, and final all of the Administrator’s decisions regarding, and all interpretations of, the Plan and the Notice and Agreement; and (v) agree to notify the Company upon any change in your home address indicated above.

Please return a signed copy of this Notice of Restricted Stock Grant and Agreement to the Human Resources Manager, and retain a copy for your records.

Dated:
For BBCN Bancorp, Inc.

Dated:
Participant